UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

At its meeting on May 26, 2010, the Board of Directors (“Board”) of Streamline Health Solutions, Inc. (the “Company”) appointed directors to the Company’s Board committees as set forth below:

Audit Committee
Edward J. VonderBrink, Chair
Richard C. Levy, M.D.
Jay D. Miller
Andrew L. Turner

Compensation Committee
Andrew L. Turner, Chair
Richard Levy
Edward J. VonderBrink

Nominating and Governance Committee
Richard C. Levy, M.D., Chair
Jay D. Miller
Edward J. VonderBrink

Strategy Committee
Jay C. Miller, Chair
J. Brian Patsy
Jonathan R. Phillips

As Chairman of the Board of Directors, Mr. Phillips will participate as an observer to the Audit, Compensation and Nominating and Corporate Governance Committees.

Pursuant to the Company’s bylaws, the Board has the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Signatures

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: June 2, 2010

By: /s/ Donald E. Vick, Jr.
Donald E. Vick, Jr.
Interim Chief Financial Officer

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